UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): June 30, 2008


                            GREENCORE TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  1-16165                 33-0750453
------------------------------    -------------   ------------------------------
 (State or Other Jurisdiction      (Commission             (IRS Employer
      of Incorporation)            File Number)         Identification No.)


           10410 Trademark Street, Rancho Cucamonga, CA          91730
          ----------------------------------------------      ----------
              (Address of principal executive offices)        (Zip Code)


                                  (909) 987-0456
               --------------------------------------------------
               Registrant's telephone number, including area code


                           AquaCell Technologies, Inc.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

Item. 5.03  Amendments to Articles of Incorporation or Bylaws.

            (a) The registrant amended its Articles of Incorporation effective June 30, 2008.

            (b) The amendment, adopted pursuant to Delaware General Corporation Law Sections 242 and 228, changed the corporate name from AquaCell Technologies, Inc. to Greencore Technologies, Inc. and increased the number of authorized common shares from 75,000,000 to 200,000,000.


Item. 9.01  Financial Statements and Exhibits.

            (d)  Exhibits.

                 (3)(i) Certificate of Amendment of Certificate of Incorporation


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREENCORE TECHNOLOGIES, INC.

Date: July 3, 2008                       By: /s/ Kevin Spence
                                            ------------------------------------
                                                 Kevin Spence
						 Cheif Financial Officer